EXHIBIT 99.1

SolarWindow Announces Increased Power Output and Transparency for Electricity-Generating Window Product Line

SCOTTSDALE, Ariz., June 25, 2019 (GLOBE NEWSWIRE) -- SolarWindow Technologies, Inc. (OTC: WNDW; www.solarwindow.com), developer of transparent liquid coatings that convert passive windows into electricity-generating windows, today announced the use of a new high-performance polymer for the fabrication of its transparent electricity-generating SolarWindow™ coatings.

Incorporating an exclusive, non-fullerene polymer designed by Raynergy Tek, into the company’s proprietary new coating formulation generates greater power output than the polymers previously used. The new polymer also provides for higher visible light transmission, and expands the range of coating colors for future potential customers of our planned electricity-generating window product line.

“Today’s announcement is a result of our important collaboration with Raynergy Tek in the pursuit of increased power output and the enhanced transparency of SolarWindow™ coatings for use on glass products we are developing for commercial buildings of all types,” stated Mr. John A. Conklin, President & CEO of SolarWindow Technologies, Inc.

“We believe the new polymers will provide us greater control of color and transparency in our coatings, and should be more visually appealing to our potential customers, builders, developers; and architects, engineers, and designers.”

Today’s announcement regarding the use of high-performance polymers to fabricate SolarWindow™ coatings was made possible by performance measurements performed by the U.S. Department of Energy’s National Renewable Energy Laboratory (NREL) scientists Rosemary Bramante, MS; Mickey Wilson, MS; Matthew Heinemann, MS; Maikel van Hest, PhD; James Whitaker, PhD; and Bertrand Tremolet de Villers, PhD, while working on the company’s Cooperative Research and Development Agreement (CRADA).

The company’s collaboration with Raynergy Tek was established to pursue increased power and transparency of SolarWindow™ coatings. Headquartered in Taiwan and backed by several Taiwan Public listed companies, Raynergy Tek is a world leader in organic photovoltaics technology and develops next-generation materials in chemistry, materials science and device physics.

Along with its CRADA with NREL and its agreement with Raynergy Tek, the company also has a Process Integration and Production Agreement with Triview Glass Industries, an award-winning custom glass fabricator based in suburban Los Angeles. Initially working to establish manufacturing processes and a production line through this agreement, SolarWindow and Triview plan to fabricate specific SolarWindow™ electricity-generating glass products at commercial scale.

The company is targeting the estimated 5.6 million U.S. commercial buildings, which consume almost $150 billion in electricity annually. When clad to a tall tower, for example, the company’s transparent electricity-generating windows could reduce energy costs by up to 50%, according to independently-validated company power and financial modeling and building operating conditions.

According to the National Glass Association, the global market for fabricated flat glass products represents a $100 billion market.

Among our many priorities will be the introduction of various new product iterations and the unveiling of our largest SolarWindow™ ever produced. Today’s high-performance polymer announcement comes on the heels of other recent important company advancements, including:

  the initiation of a brand awareness campaign in advance of a full commercial launch of the company’s planned electricity-generating windows;

  the appointment of Mr. Gary Parmar to the Board of Directors, a Chartered Professional Accountant and Partner in a leading Canadian tax and business consulting firm;

  the appointment of Mr. Bob Levine to the Board of Directors, a co-founder of one of the fastest growing real estate companies in the world;

  the addition of Mr. Tim Widner to the Board of Advisors, a 20-year glass industry professional who has overseen the production of 300 million square feet of tempered glass and more than 30 million insulated glass units;

  the appointment of Mr. Steve Horovitz to the Board of Directors, a 25-year veteran of real estate holding executive positions managing or marketing upwards of 3 million square feet of commercial, industrial and apartment properties; and

  a $25M capital infusion by Mr. Harmel S. Rayat allowing the company to move forward on its long-held commitment of introducing a brand-new form of electrification – the SolarWindow™ – and turning entire buildings into vertical power generators.

About SolarWindow Technologies, Inc.

SolarWindow Technologies, Inc. (Symbol: WNDW; www.solarwindow.com) creates transparent electricity-generating liquid coatings. When applied to glass or plastics, these coatings convert passive windows into electricity-generating windows, which produce power under natural, artificial, low, shaded, and even reflected light conditions.

SolarWindow is targeting the estimated 5.6 million U.S. commercial buildings, which consume almost $150 billion in electricity annually, the company’s transparent electricity-generating windows could reduce energy costs by up to 50% and achieve a one-year financial payback for building owners, the industry’s fastest financial return, according to independently-validated company power and financial modeling.

For additional information, please call Briana Erickson at 800-213-0689.

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Power and Financial Model Disclaimer

The company’s Proprietary Power Production & Financial Model (Power & Financial Model) uses photovoltaic (PV) modeling calculations, which are consistent with renewable energy practitioner standards for assessing, evaluating and estimating renewable energy for a PV project. The Power & Financial Model estimator takes into consideration building geographic location, solar radiation for flat-plate collectors (SolarWindow™ irradiance is derated to account for 360 degrees building orientation and vertical installation), climate zone energy use and generalized skyscraper building characteristics when estimating PV power and energy production, and carbon dioxide equivalents. Actual power, energy production and carbon dioxide equivalents modeled may vary based upon building-to-building situational characteristics and varying installation methodologies.

Social Media Disclaimer

SolarWindow investors and others should note that we announce material information to the public about the company through a variety of means, including our website (https://www.solarwindow.com/investors), through press releases, SEC filings, public conference calls, via our corporate Twitter account (@solartechwindow), Facebook page (https://www.facebook.com/SolarWindowTechnologies) and LinkedIn page (https://www.linkedin.com/company/solar-window-technology/) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with our disclosure obligations under Regulation FD. We encourage our investors and others to monitor and review the information we make public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although SolarWindow Technologies, Inc. (the “Company” or “SolarWindow Technologies”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's products, technical problems with the Company's research and products, price increases for supplies and components, litigation and administrative proceedings involving SolarWindow, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that SolarWindow Technologies, Inc. will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.